Shareholder Update
Second Quarter 2015
James
O.
Miller
-
Chairman,
President
&
Chief
Executive
Officer
Dennis
G.
Shaffer
-
Executive
Vice
President
&
President
of
Civista
Bank
Richard
J.
Dutton
-
Senior
Vice
President,
Chief
Operating
Officer

Exhibit 99.1

Forward-Looking Statements
Comments
made
in
this
presentation
include
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties.
Although
management
believes
that
the
expectations
reflected
in
the
forward-looking
statements
are
reasonable,
actual
results
or
future
events
could
differ,
possibly
materially,
from
those
anticipated
in
these
forward-looking
statements.
For
factors
that
could
cause
actual
results
to
differ
from
our
forward-looking
statements,
please
refer
to
“Risk
Factors”
in
the
Company’s
Form
10-K
filed
with
the
SEC
on
March
13,
2015.
The
forward-looking
statements
speak
only
as
of
the
date
of
this
presentation,
and
Civista
Bancshares,
Inc.
assumes
no
duty
to
update
any
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
of
this
presentation,
except
to
the
extent
required
by
law.

Participants in the Solicitation
The
directors
and
executive
officers
of
Civista
Bancshares,
Inc.
and
other
persons
may
be
deemed
to
be
participants
in
the
solicitation
of
proxies
in
respect
of
the
planned
special
meeting
of
shareholders
to
consider
the
governance
matters
referenced
in
this
letter.
Information
regarding
Civista
Bancshares,
Inc.’s
directors
and
executive
officers
is
available
in
its
Annual
Report
on
Form
10-K
filed
with
the
SEC
on
March
13,
2015
and
its
Proxy
Statement
on
Schedule
14A
filed
with
the
SEC
on
March
13,
2015.
Other
information
regarding
the
participants
in
the
proxy
solicitation
and
a
description
of
their
direct
and
indirect
interests,
by
security
holdings
or
otherwise,
will
be
contained
in
the
proxy
statement
and
other
relevant
materials
to
be
filed
with
the
SEC
when
they
become
available.
Investors
should
read
the
proxy
statement
carefully
when
it
becomes
available
before
making
any
voting
or
investment
decisions.
You
may
read
and
copy
the
proxy
statement
after
we
file
it
at
the
SEC’s
public
reference
room
at
100
F.
Street,
N.E.,
Room
1580,
Washington,
D.C.
20549.
Please
call
the
SEC
at
1-800-SEC-0330
for
further
information
on
the
public
reference
room.
Our
SEC
filings
are
also
available
for
free
to
the
public
from
the
SEC’s
web
site
at
www.sec.gov
or
on
our
website
at
www.civb.com.
Written
requests
for
copies
of
the
proxy
statement
we
file
with
the
SEC
should
be
directed
to
Civista
Bancshares,
Inc.,
100
East
Water
Street,
Sandusky,
Ohio
44870,
Attention:
James
E.
McGookey,
telephone:
(419)
625-4121.

Contact Information
Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital
Market under the symbol “CIVB.” The Company’s depository shares, each representing
1/40
ownership
interest
in
a
Series
B
Preferred
Share,
are
traded
on the NASDAQ Capital Market under the symbol “CIVBP.”
Additional information can be found at:
www.civb.com
James O. Miller
Chairman, President & Chief Executive Officer
jomiller@civb.com
Telephone: 888.645.4121

th

Corporate Overview
9
th
Largest Publicly Traded Commercial Bank
in Ohio
Community Banking Focused Operations in
12 Ohio Counties
–
27 Branches & 1 Loan Production Office
Operations in Stable Ohio Markets
Acquisitive Franchise Poised for Future
Growth
Corporate Overview
Full-Service Banking Organization with
Diversified Revenue Streams
–
Commercial Banking
–
Retail Banking
–
Wealth Management
–
Mortgage Banking
Key Facts

Corporate Rebranding
NASDAQ: CIVB
¹ Market data as of September 10, 2015.
As of June 30, 2015, $s millions
Assets
$1,317.3
Gross Loans
$1,002.9
Deposits
$1,075.8
Market Cap. ¹
$78.8

Financial Highlights
-
Tangible book value excludes Goodwill and other intangible assets from the book value calculation
-
ROATCE
equals
annualized
net
income,
adjusted
for
amortization
of
intangibles,
divided
by
average
common
equity
minus
average
intangible
assets
Financial Highlights
($s in thousands, except per share data)
June 30, 2015
June 30, 2014
% Change
Balance Sheet
Assets
$1,317,272
$1,185,130
11.15%
Gross Loans
1,002,917
867,978
15.55%
Deposits
1,075,806
979,136
9.87%
Performance Analysis
Net Income Available to Common
$5,497
$3,890
41.31%
ROAA
0.93%
0.78%
19.40%
ROAE
10.74%
8.84%
21.55%
ROATCE
16.66%
13.83%
20.48%
Market Data
Market Capitalization
$84,527
$69,538
Price / Tangible Book Value
124.0%
123.9%
Dividend Yield
1.85%
2.22%

Investment Highlights
Experienced management team with strong track record
Leading Ohio community bank franchise focused on rural and targeted urban markets
Demonstrated organic growth and proven acquirer
–
Opened Loan Production Office on east side of Cleveland (Mayfield Heights) in Q1 2015
–
Completed acquisition of TCNB Financial Corp. in Q1 2015
Successful unification into Civista brand in Q2 2015
Continued focus on credit quality
Demonstrated earnings growth
–
Y-o-Y net income available to common shareholders growth of ~41%
–
ROATCE of 16.66% through Q2 2015
Improving operating leverage
–
Closed four branches in 2014
–
Continued focus on opportunities
Capital
–
$50 million shelf offering went effective with SEC in August 2015

Experienced Management Team
Chairman, President &
CEO
41 years of banking
experience
Joined in 1986
James O. Miller
SVP & Chief Operating
Officer
29 years of banking
experience
Joined in 2007
Richard J. Dutton
EVP, Chief Lending
Officer & President of
Civista Bank
30 years of banking
experience
Joined in 2009
Dennis G. Shaffer
SVP & General Counsel
14 years of banking
experience
Joined in 2003
James E. McGookey
SVP and Controller
27 years of banking
experience
Joined in 1988
Todd A. Michel
SVP & Chief Risk
Officer
20 years of banking
experience
Joined in 2013
John A. Betts
SVP & Chief Credit
Officer
31 years of banking
experience
Joined in 2011
Paul J. Stark

Branch Footprint
Note: Branch information as of June 30, 2015.
Sandusky / Akron /
Cleveland, Ohio
$567 million in loans
$614 million in deposits
11 branch locations
#1 deposit market share in
Sandusky,
Ohio
with
~
43% market share
North Central Ohio
$93 million in loans
$179 million in deposits
7
branch locations
~40% deposit market
share
$263 million in loans
$199
million in deposits
7 branch locations
23%
deposit market
share in the rural
markets
West Central Ohio
Greater Dayton, Ohio
$80  million in loans
$84 million in deposits
3
branch locations
~1.47% deposit market
share

Proven Acquirer & Attractive Organic Growth
Acquired six banks from 1998 –
2015, serving to increase assets by over $800 million
Expanded commercial loan growth in Columbus, Cleveland, Akron and Dayton markets
–
Since year-end 2010, loan portfolios in these markets have increased from $117 million to $385
million through Q2 2015
Maintain a low cost, locally generated deposit base
Expanded residential mortgage lending with Q3 2013 hiring of experienced lending team in the Columbus / Dublin, Ohio market
Positioned to capitalize on loan opportunities in greater Cleveland,  Akron, Columbus,
Dayton
Total Assets
$s in millions
Total Gross Loans
$s in millions
Total Deposits
$s in millions

Successful Rebranding
Brand Differentiation
316 “Citizens” Banks in the
United States
16 “Citizens” Banks in Ohio
Alone
Citizens / Champaign Bank
Branding Confusing for Existing
Customers
Avoid Customer Identity
Confusion on the Internet
Why Rebrand?
NASDAQ: CIVB

Peer Leading Net Interest Margin
Source: SNL Financial. Comparable peers represents banks located in Ohio, Indiana, and Kentucky with total assets between $1.0 billion and $5.0 billion; excludes merger targets.
3.94%
4.00%
3.98%
3.79%
3.79%
3.81%
3.88%
3.83%
3.71%
3.57%
3.59%
3.66%
2010Y
2011Y
2012Y
2013Y
2014
YTD 2015
CIVB
Peer Median

Effectively Managing Duration
Asset duration of less than two
years
–
Sell fixed rate mortgages
–
Encourage variable rate
commercial lending or swap
into variable, if appropriate
–
Limit fixed rate terms to five
years
Liability duration greater than
three years
–
Focus on low-cost “sticky”
demand deposits
–
Don’t overprice or overextend
time deposits
3.38
3.31
1.64
1.72
Q2 2015
Q2 2014
Assets
Liabilities

Non-Interest Metrics & Initiatives
¹ From American Banker Magazine, September 2015  © 2015 SourceMedia, Inc. All rights reserved.  Used by permission and protected by the Copyright Laws of the United
States.  The printing, copying, redistribution, or retransmission of this Content without expressed written permission is prohibited.
Efficiency Ratio
Non-Interest Income / Average Assets
Growing fee income platform
–
Service charges on deposit accounts were $877
thousand and $722 thousand through Q2 2015 and
2014, respectively
Wealth management
–
~$419 million in Assets Under Management as of
June 30, 2015
Income tax refund processing program
–
Evaluated/refined over five tax seasons
–
Specialized payment processing earned $2.0 and $2.3
million through Q2 2015 and 2014
Continuing focus on improving efficiency and
operating leverage
Investment in people ¹
Continuing evaluation of branch network and
opportunities
0.85%
0.89%
0.98%
1.00%
1.11%
1.18%
2010
2011
2012
2013
2014
YTD 2015
65.94%
67.34%
70.57%
80.44%
71.77%
67.23%
2010
2011
2012
2013
2014
YTD 2015

15 Profitability & Returns Analysis ¹ LTM basis. Diluted Earnings per Share ROATCE ROAA Net Income Available to Common Shareholders

Increasing Shareholder Value
Source: SNL Financial. Market Data as of June 30, 2015.
¹ Comparable peers represents banks located in Ohio, Indiana, and Kentucky with total assets between $1.0 billion and $5.0 billion; excludes merger targets.
Stock Price
Dividend yield of 1.85%
Dividend payout ratio YTD 2015 is
approximately 12.3%
Price / Tangible Book Value of 124%
as
compared to peer average of 153%
¹
Price / LTM EPS of 10.8x as compared to
peer average of 14.3x
¹
61.15% Total Return in 2014
6.03% Total Return through June 30, 2015

17 Commitment to Shareholders Long-term Shareholder Value through Growth and Profitability

Strategic Focus & Growth Strategy
Organic growth
–
Capitalize on commercial and consumer lending opportunities
–
Grow core deposit base in rural and targeted urban markets
–
Identify and evaluate loan production opportunities in select metro markets
Acquisition opportunities
–
Rural
–
Urban
Asset quality
Efficiency and operating leverage
Capital

19 The Civista Story Strong and Seasoned Management Team Leading Ohio Community Banking Franchise Proven and Disciplined Acquirer Platform to Support Future Growth Attractively Valued Versus Peers

20 Special Shareholders’ Meeting Why a Special Shareholders’ Meeting?

Special Shareholders’ Meeting
We have had great recovery from the recession
We are positioned to continue to grow the company
Growth will add to the value of the company
For continued growth we will need, at some point,
additional capital –
probably through the issuance of
common shares
While we have no current plans to issue additional
common shares, before we consider the issuance of
additional shares, we need to address cumulative
voting and preemptive rights

Special Shareholders’ Meeting
Cumulative voting and preemptive rights are relics of
the 19
th
Century, when they were created.
They were more appropriate for smaller privately
held companies or companies with concentrated
ownership (as we were in 1987).
These are uncommon provisions for a company like us
today.
The Board of Directors and Management strongly
believe that cumulative voting and preemptive rights
should be eliminated in order to have a successful
equity offering.

Special Shareholders’ Meeting
What is Cumulative Voting?
If you own 1,000 shares of common stock and
there are 8 director nominees on the ballot, you
may cast 8,000 votes for one director, 4,000 for
two directors, or 1,000 for each of the eight.

Special Shareholders’ Meeting
The Impact of Cumulative Voting
If we were to issue 4,000,000 new common shares
–
existing shareholders purchase about 25%, or
1,000,000 shares, and the balance is sold to
institutional investors.
Would you want a block of 3,000,000 new shares
to new owners enjoying cumulative voting?

Special Shareholders’ Meeting
What are Preemptive Rights?
If we issue common stock, you have the right to
purchase a proportional amount relative to your
current ownership.
This is done through a process called a rights
offering.

Special Shareholders’ Meeting
The Challenge of Preemptive Rights
Existing shareholders seldom purchase their
proportional amount of shares. Therefore a
company must have a backup purchaser –
typically an institutional investor.
For the backup institutional investor to make a
commitment and wait (sometimes 60 days or
more) for the completion of a rights offering –
they will want a discount on the pricing. This
affects you!

Special Shareholders’ Meeting
Preemptive Rights Proposal
The Board and Management want existing
shareholders to purchase as much of a common
stock offering as they would desire.
But –
we would like to do this in one step instead
of two.
By issuing in one step, the argument for
discounted shares is diminished.

April 2015 Voting Results
Shares Voting (non broker)
4,509,000
Shares Required for Passage
3,875,000
Votes to Remove Cumulative Voting
3,376,000
Percent of Total Votes
75%
Votes to Remove Preemptive Rights
3,603,000
Percent of Shares Voting
80%

29 Thank You